June 2008 Lodging, Gaming, Restaurant and Leisure Conference Exhibit 99.1

Safe Harbor Disclosure
The following presentation may include “forward-looking
statements” within the meaning of applicable securities law.
These statements represent our judgment concerning the future, and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially from those expected. Please refer to the “Risk Factors” section of our recent SEC filings.
This presentation may include “Non-GAAP financial measures”
within the meaning of SEC Regulation G. When required, a
reconciliation of all non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Company’s most
recent quarterly news announcement.

Executing on FY 2008 Growth Priorities
Expected revenue and unit growth from:
the Oklahoma market
the Mexico market
the Washington market
Expected first sales and revenue from Class III standalone units in new markets
Units placed in Rhode Island
CA placements expected later in CY 2008
Securing new charity contracts
On track to achieve free cash flow inflection point in early FY ’09

Visibility to Upcoming Financial Growth
Growing installed base of gaming devices in several key markets
Over 14,600 player terminals as of 4/30/08 provide leverage for revenue, margin and net income improvement
Opening of customer’s property expansion in southern Oklahoma will increase installed base by ~1,400 units in 2008
Steady growth continues in Mexico installed base
Beginning to place units in Class III markets (other than Oklahoma)
Completion of funding of OK customer’s expansion project results in positive free cash flow and balance sheet implications; expecting benefit in FY ’09
1,270 units sold in Washington State in FY 2008
Revenue and earnings are recognized over contract term combined with ongoing
HPD participation creates a “layering effect”
Legislation in NY now in place to facilitate Aqueduct VLT build-out
TTM revenue of $125 million and EBITDA of $65.8 million
SG&A and R&D costs rationalized to revenue run rate

0
3,000
6,000
9,000
12,000
15,000
Total Class II Class III Mexico Charity
Installed Base of More than 14,600
Gaming Devices
5/07
6/07 7/07 8/07 9/07
10/07
11/07
12/07
1/08 2/08
13,720 13,720
Units Units
14,111 14,111
Units Units
13,936 13,936
Units Units
14,128 14,128
Units Units
13,562 13,562
Units Units
13,542 13,542
Units Units
14,081 14,081
Units Units
14,430 14,430
Units Units
14,419 14,419
Units Units
14,538 14,538
Units Units
3/08
4/08
14,463 14,463
Units Units
14,688 14,688
Units Units

Expansion of Oklahoma Installed
Base in 2008
Total installed base of ~ 6,300 units
80% of installed base (5,045 units) now converted to higher holding stand-alone units
Will add 1,400 stand-alone units at expanded OK customer facility beginning in Q4
FY ‘08
Approximately 5,300 units or 58% of installed base in OK will be operating under long-term agreements (following customer’s upcoming expansion)
Recently began offering and placing proprietary Class III stand-alone offerings
381 units now installed in OK
Near-term release of proprietary SIB games will include  mechanical reel games and expanded video games designed specifically for Class III markets
Exclusive distribution agreements for popular games licensed from third parties for use at key facilities in the market through mid calendar 2009
Diversification of installed base limits exposure to proposed changes in Class II regulations

0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
Class II Stand-Alone Server Based
Oklahoma Installed Base to Meaningfully
Expand in 2H’08
5/07 6/07 7/07 8/07 9/07
10/07
11/07 12/07 1/08
2/08
6,024 6,024
Units Units
6,167 6,167
Units Units
6,220 6,220
Units Units
6,247 6,247
Units Units
6,105 6,105
Units Units
6,006 6,006
Units Units
6,108 6,108
Units Units
6,092 6,092
Units Units
6,157 6,157
Units Units
6,195 6,195
Units Units
3/08 4/08
6,302 6,302
Units Units
6,308 6,308
Units Units

Significant Placement Growth at Highest
Performing Venue in Oklahoma
Customer facility to expand by ~4,000 units beginning in September ’08
Multimedia will add 1,400 Class III units over Q4 FY ’08 and Q1 FY ’09
Following expansion Multimedia will have approximately 38% of the floor share, or approximately 2,445 units, at this facility
Customer plans aggressive promotion campaign to increase traffic at expanded facility
Multimedia began funding its portion of the expansion in May ’07, and funding was completed last month
Total funding of $66 million or approximately $1.2 million/week
Completion of funding and related third party game purchases provide inflection point on cash flow, given significant incremental revenue expected from new units
Customer begins to repay funds advanced from operating profits of facility once the expansion opens
$66 million “receivable” is an offset to current debt

Steady Growth of Mexico Installed Base
Installed base of 4,338 units at 17 locations as of 4/30/08
Installed base to grow to approximately 6,000 units at
2008 year-end based on customers’ current development
plans
Growing MX installed base offers leverage for revenue
and margin improvements as HPD improves

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Steady Growth of Mexico Installed Base
5/07
6/07
7/07 8/07 9/07
10/07
11/07
12/07
1/08
2/08
2,178 2,178
Units Units
2,426 2,426
Units Units
2,426 2,426
Units Units
2,681 2,681
Units Units
2,515 2,515
Units Units
2,646 2,646
Units Units
3,054 3,054
Units Units
3,513 3,513
Units Units
3,489 3,489
Units Units
3,835 3,835
Units Units
3/08
4/08
4,039 4,039
Units Units
4,338 4,338
Units Units

Stabilized New York VLT Revenue and Improved
Clarity on Aqueduct
Multimedia provides central system for NY State’s video gaming operations at racetracks
Revenue share is 0.75% of net gaming win
Provides player tracking system for two of seven racinos
Statewide installed base of approximately 13,000 units
Currently operating at a break-even run rate and will benefit from further growth in revenues as system operating costs are relatively fixed
4,500 VLTs to be installed at Aqueduct racetrack, based on recently enacted legislation and approved bond financing
New legislation allows New York State Division of the Lottery to renew contract of current providers at its discretion without procurement process

$0 $10 $20 $30 $40 $50 $60 $70 $80 $90 TTM New York VLT Revenue 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 in millions 13,100 units installed 13,000 units installed

New Class III & Charity Gaming Progress & Opportunities
Active in WA State replacement and new unit sales market
Have sold 1,270 player terminals and ancillary products for total revenue of ~$15.5 million in FY’08 to date
Majority of revenues recognized over length of agreements (4-5 years)
Creates layering effect in quarterly periods as additional agreements are secured
Revenue opportunity that did not exist prior to Fall ‘07
Initial placement of 50 Class III VLTs in Rhode Island in December ’07
Expect to have initial Class III platform and game offering approved for CA market later in CY ’08
Selected by Ontario Lottery to develop software to operate its bingo and “play on demand” games for deployment at established eBingo locations in Ontario,
Canada
Multimedia reimbursed for development costs and receives site license fees
Retains IP so system can be deployed in other markets

New Proprietary Class III Offerings
Multimedia now has a full palette of gaming products with
increasing level of offerings specifically designed for Class III markets
40+ new slot, video lottery and stand-alone instant bingo games in six
mGAME
™
gaming cabinet configurations
Community Bonus, Progressives
Advanced gaming systems
Casino Commander ®
Game Management System, MGAMe
® Casino
Management System, new currency system

Balance Sheet Snapshot
Company repurchased approximately 2.0 million
shares at $12.55 per share for approximately
$25,000,000 in FY ’07
Debt level of $101 million at 3/31/08 offset by $63.1
million note receivable
Book value per share of $5.71 at 3/31/08

Investment Considerations
Installed base of more than 14,600 gaming units on participation model creates significant leverage for improvements in operating results
Primary markets have identifiable growth drivers for units and/or revenue contributions
Free cash flow expected to grow substantially following completion of expansion at customer’s facility in 2008 and satisfaction of equipment purchase commitments
Facility funding commitment nearly complete
Free cash flow in early FY ’09
De-leveraging
Potential share repurchases
Diversifying revenues sources with introduction of products into several new markets
Attractively valued – currently trades at 2.8x TTM EV:EBITDA

June 2008 Lodging, Gaming, Restaurant and Leisure Conference